SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 30, 2003
                                                         -----------------


                              STORAGE ENGINE, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-21600                    22-2288911
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


One Sheila Drive, NJ                                              07724
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



                                 (732) 747-6995
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On December 30, 2003, Storage Engine, Inc. (the "Company") determined to dismiss Eisner, LLP ("Eisner") as its independent auditors and to engage the services of Amper, Politziner & Mattia, P.C. ("Amper") as its new independent auditors. The change in auditors was effective December 30, 2003. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its audit committee. Amper will audit the financial statements of the Company for the fiscal year ending December 31, 2003.

     During the two most recent fiscal years of the Company ended December 31, 2003, there were no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to Eisner's satisfaction, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its reports. Eisner's prior audit report on the Company's financial statements for each of the two most recent fiscal years in the period ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. A letter from Eisner addressed to the Securities and Exchange Commission stating their agreement with certain of the above statements is attached as Exhibit 16.1.

      During the two most recent fiscal years of the Company ended December 31, 2003, the Company did not consult with Amper regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c) Exhibits.

            Exhibit No.           Description of Exhibits
            -----------           -----------------------

              16.1 Letter dated January 5, 2004 from Eisner LLP regarding change in certifying accountant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STORAGE ENGINE, INC.



                                       By: /s/ Gregg M. Azcuy
                                           --------------------------
                                           Gregg M. Azcuy, President and
                                           Chief Executive Officer


Date:  January 5, 2004